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                                                                    Exhibit 99.1

                        CERTIFICATION OF PERIODIC REPORT

Each of the undersigned, in his capacity as an officer of The Princeton Review, Inc. (the "Company"), hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), that:

     (1) the Quarterly Report on Form 10-Q of the Company for the period ended March 31, 2003 (the "Report") fully complies with the requirements of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: May 14, 2003                        By: /s/ John S. Katzman
                                              ----------------------------------
                                                  Name: John S. Katzman
                                                  Title: Chief Executive Officer


Date: May 14, 2003                        By: /s/ Stephen Melvin
                                              ----------------------------------
                                                  Name: Stephen Melvin
                                                  Title: Chief Financial Officer